January 25, 1999

          Securities and Exchange Commission
          Judiciary Plaza
          450 Fifth Street, N.W.
          Washington, D.C.  20549

          Re: Delta Funding Corporation Home Equity Loan Asset-Backed Certificates, Series 1998-3; File No. 333-51545.

          Ladies and Gentlemen:

          Enclosed herewith for filing on behalf of Delta Funding Corporation under the Pooling and Servicing Agreement, dated as of August 31, 1998 (the "Pooling and Servicing Agreement") among Delta Funding Corporation, as seller and servicer (the "Seller" and the "Servicer", respectively), and Bankers Trust Company of California, N.A., as trustee (the "Trustee").

          The Home Equity Loan Asset-Backed Certificates, Series 1998-3 (the "Certificates") will represent the entire beneficial interest in Delta Funding Home Equity Loan Trust 1998-3 (the "Trust"). Only Class A-1F, Class A-2F, Class A-3F, Class A-4F, Class A-5F, Class A-6F, Class IOF, and Class A-1A (collectively, the "Offered Certificates") are offered hereby.

          The Certificates were registered under the Securities Act of 1933. As a result, the Registrant is subject to the filing requirements of
          Section 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Trust intends to fulfill these filing requirements in the manner described herein:

          The agent for Registrant will file, promptly after each Distribution Date as defined in the Indenture Agreement), a Current
          Report on Form 8-K in substantially the form enclosed herewith, including as an exhibit thereto the applicable Distribution Date Report. Each such Current Report will also disclose under Item 5 any matter occurring during the relevant reporting period which would be reportable under Item 1, 2, 4 or 5 of Part II of Form 10-Q.

          Within 90 days after the end of each fiscal year, the agent for the Registrant will file an annual report of Form 10-K, which responds to Items 2, 3, and 4 of Part I, Items 5 and 9 of Part II, Items 12 and 13 of Part III and Item 14 of Part IV thereof, and include as exhibits thereto certain information from the Distribution Date reports aggregated for such year and a copy of the independent accountants' annual compliance statement required under the Pooling and Servicing Agreement.

          The agent for the Registrant will follow the above procedures except for any fiscal year as to which its reporting obligations under
          Section 15(d) of the Exchange Act have been suspended pursuant to such Section. In such event, the agent for the Registrant will file a Form 15 as required under Rule 15d-6.

          Should you wish to discuss the above filing procedures, please call Judy L. Gomez at (714) 253-7562.


          Sincerely,
          /s/ Judy L. Gomez
          Assistant Vice President
          Bankers Trust Company of California, N.A.
          S.E.C. Reporting Agent for Delta Funding Corporation Home Equity Loan Asset-Backed Certificates, Series 1998-3.


                          SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.  20549


                                      FORM 8-K


                 Current Report Pursuant To Section 13 or 15(d) of the
                             Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported):  October 15, 1998


                              DELTA FUNDING CORPORATION
          (as seller and servicer under a Pooling and Servicing Agreement, dated as of August 31, 1998, providing for inter alia, the issuance of Home Equity Loan Asset-Backed Certificates, Series 1998-3.

                              DELTA FUNDING CORPORATION
             (Exact name of Registrant as specified in its Charter)


                                     NEW YORK
                   (State or Other Jurisdiction of Incorporation)


              333-51545                                 11-2609517
              (Commission File Number)                  (I.R.S. Employer
                                                        Identification No.)


              1000 WOODBURY ROAD
              WOODBURY, NEW YORK                        11797
              (Address of principal executive offices)  (Zip Code)


          Registrant's Telephone Number, Including Area Code:  (516) 364-8500


          ITEM 5.     Other Events

               Attached hereto are copies of the Monthly Remittance Statements to the Certificateholders which were derived from the monthly information submitted by the Master Servicer to the Trustee.


          ITEM 7.     Financial Statement and Exhibits

          Exhibits:   (as noted in Item 5 above)


          Monthly Remittance Statement to the Certificateholders dated as of October 15, 1998.

          Monthly Remittance Statement to the Certificateholders dated as of November 16, 1998.


                                     SIGNATURE


               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                  Bankers Trust Company of California, N.A., not in its individual capacity, but solely as a duly authorized agent of the Registrant pursuant to the Pooling and Servicing Agreement, dated as of August 31, 1998.


          Date:  January 25, 1999    By:  /s/ Judy L. Gomez
                                     Judy L. Gomez
                                     Assistant Vice President


                                   EXHIBIT INDEX


          Document


          Monthly Remittance Statement to the Certificateholders dated as of October 15, 1998.

          Monthly Remittance Statement to the Certificateholders dated as of November 16, 1998.






Delta Funding Home Equity Loan Trust
Asset-Backed Certificates
 Series 1998-3

Statement  To  Certificateholders

DISTRIBUTIONS IN DOLLARS
                                       PRIOR
>                                                CURRENT
                     ORIGINAL      PRINCIPAL
>                 REALIZED       DEFERRED      PRINCIPAL
     CLASS         FACE VALUE        BALANCE       INTEREST      PRINCIPAL
>     TOTAL         LOSSES       INTEREST        BALANCE

          A-1F 145,872,000.00 145,872,000.00     753,672.00   1,611,365.15  2,
>365,037.15           0.00           0.00 144,260,634.85
          A-2F  94,886,000.00  94,886,000.00     463,359.97           0.00
>463,359.97           0.00           0.00  94,886,000.00
          A-3F  58,921,000.00  58,921,000.00     292,640.97           0.00
>292,640.97           0.00           0.00  58,921,000.00
          A-4F  68,805,000.00  68,805,000.00     356,639.25           0.00
>356,639.25           0.00           0.00  68,805,000.00
          A-5F  32,016,000.00  32,016,000.00     171,018.80           0.00
>171,018.80           0.00           0.00  32,016,000.00
          A-6F  44,500,000.00  44,500,000.00     219,904.17           0.00
>219,904.17           0.00           0.00  44,500,000.00
          IOF* 113,104,000.00 113,104,000.00     565,520.00           0.00
>565,520.00           0.00           0.00 113,104,000.00
          A-1A  30,000,000.00  30,000,000.00      75,556.27     196,165.94
>271,722.21           0.00           0.00  29,803,834.06
          BIO            0.00           0.00           0.00           0.00
>      0.00           0.00           0.00           0.00
          R-1            0.00           0.00           0.00           0.00
>      0.00           0.00           0.00           0.00
          R-2            0.00           0.00           0.00           0.00
>      0.00           0.00           0.00           0.00
          R-3            0.00           0.00           0.00           0.00
>      0.00           0.00           0.00           0.00


TOTALS         475,000,000.00 475,000,000.00   2,898,311.43   1,807,531.09   4,
>705,842.52           0.00           0.00 473,192,468.91

FACTOR INFORMATION PER $1000 OF ORIGINAL FACE
>                           PASS-THROUGH
                                       PRIOR
>                 CURRENT       RATES
                                   PRINCIPAL
>               PRINCIPAL
     CLASS          CUSIP            BALANCE       INTEREST      PRINCIPAL
>     TOTAL       BALANCE         CURRENT           NEXT

          A-1F 24763LEE6        1,000.000000       5.166667      11.046432
> 16.213099     988.953568       6.200000%      6.200000%
          A-2F 24763LEF3        1,000.000000       4.883333       0.000000
>  4.883333   1,000.000000       5.860000%      5.860000%
          A-3F 24763LEG1        1,000.000000       4.966667       0.000000
>  4.966667   1,000.000000       5.960000%      5.960000%
          A-4F 24763LEH9        1,000.000000       5.183333       0.000000
>  5.183333   1,000.000000       6.220000%      6.220000%
          A-5F 24763LEJ5        1,000.000000       5.341667       0.000000
>  5.341667   1,000.000000       6.410000%      6.410000%
          A-6F 24763LEK2        1,000.000000       4.941667       0.000000
>  4.941667   1,000.000000       5.930000%      5.930000%
          IOF* 24763LEL0        1,000.000000       5.000000       0.000000
>  5.000000   1,000.000000       6.000000%      6.000000%
          A-1A 24763LEM8        1,000.000000       2.518542       6.538865
>  9.057407     993.461135       5.666720%      5.666720%
          BIO  DF9803101            0.000000       0.000000       0.000000
>  0.000000       0.000000       0.000000%      5.568590%
          R-1  DF9803102            0.000000       0.000000       0.000000
>  0.000000       0.000000       0.000000%      0.000000%
          R-2       DF9803103       0.000000       0.000000       0.000000
>  0.000000       0.000000       0.000000%      0.000000%
          R-3       DF9803104       0.000000       0.000000       0.000000
>  0.000000       0.000000       0.000000%      0.000000%


             * BALANCE REPRESENTS THE NOTIONAL BALANCE
SELLER:                       Delta Funding Corporation                    ADMI
>NISTRATOR:                Joyce Santiago
SERVICER:                     Delta Funding Corporation
>                          Bankers Trust Company
LEAD UNDERWRITER:             Lehman Brothers Asset-Backed Securities
>                           3 Park Plaza
 RECORD DATE:                 September 29, 1998
>                          Irvine, CA 92614
DISTRIBUTION DATE:            October 15, 1998
>        FACTOR INFORMATION(800) 735-7777
                                                                Page 1 of 5
>                            (c) COPYRIGHT 1998 Bankers Trust Company

>                                                       Delta Funding Home Equi
>ty Loan Trust

>                                                       Asset-Backed Certificat
>es

>                                                         Series 1998-3


>                                                       Statement  To  Certific
>ateholders



>                                                        Distribution Date:
>  October 15, 1998


>                                                        GROUP I
>                        30-59      60-89       91-119       120+

>                                                       DELINQUENT LOAN INFORMA
>TION                     DAYS       DAYS        DAYS       DAYS    FORECLOSURE
>

>                                                        PRINCIPAL BALANCE
>                      ########## 943,808.47        0.00        0.00       0.00
>

>                                                        NUMBER OF LOANS
>                              83          11           0          0          0
>

>                                                        PERCENTAGE OF LOANS
>                         1.2878%     0.2126%     0.0000%     0.0000%     N/A
>

>                                                        GROUP I

>                                                        REO LOAN INFORMATION

>                                                        PRINCIPAL BALANCE
>                                                                          0.00
>

>                                                        NUMBER OF LOANS
>                                                                             0
>

>                                                        PERCENTAGE OF LOANS
>                                                                         N/A
>



>                                                       GROUP I CERTIFICATE INF
>ORMATION


>                                                       AVAILABLE FUNDS FOR CER
>TIFICATE GROUP 1                                                   4,477,650.0
>


>                                                        SERVICING FEES
>                                                                     87,232.67
>

>                                                        PREMIUM AMOUNT
>                                                                     42,491.41
>


>                                                       CERTIFICATE GROUP BALAN
>CE AFTER DISTRIBUTION - Group 1                                 443,388,634.85
>



>                                                       THE AGGREGATE PRINCIPAL
> BALANCE OF THE MORTGAGE LOANS BEFORE DISTRIBUTION              445,000,000.00
>

>                                                       THE AGGREGATE PRINCIPAL
> BALANCE OF THE MORTGAGE LOANS AFTER DISTRIBUTION               443,941,511.88
>


>                                                       OVERCOLLATERALIZATION A
>MOUNT FOR DISTRIBUTION                                              552,877.03
>

>                                                       REQUIRED OVERCOLLATERAL
>IZATION AMOUNT FOR DISTRIBUTION                                  12,905,000.00
>


>                                                       HAS A TRIGGER EVENT OCC
>URRED?                                                                      No
>


>                                                       NUMBER OF MORTGAGE LOAN
>S THAT WERE SUBJECT TO PRINCIPAL PREPAYMENTS                                15
>

>                                                       PRINCIPAL BALANCE OF MO
>RTGAGE LOANS SUBJECT TO PRINCIPAL PREPAYMENTS                       795,367.07
>


>                                                        AMOUNT OF CURTAILMENTS
>RECEIVED DURING DUE PERIOD                                                0.00
>


>                                                       THE PRINCIPAL PORTION O
>F ALL MONTHLY PAYMENTS RECEIVED DURING DUE PERIOD                   263,121.05
>

>                                                       THE INTEREST PORTION OF
> ALL MONTHLY PAYMENTS RECEIVED DURING DUE PERIOD                   1,751,278.2
>


>                                                       THE AMOUNT OF MONTHLY A
>DVANCES TO BE MADE ON DETERMINATION DATE                            945,615.42
>

>                                                       THE AMOUNT OF COMPENSAT
>ING INTEREST TO BE MADE ON DETERMINATION DATE                           117.55
>


>                                                       THE WEIGHTED AVERAGE RE
>MAINING TERM TO MATURITY                                                   313
>

>                                                       THE WEIGHTED AVERAGE LO
>AN RATE                                                               10.1376%
>


>                                                       THE AMOUNT OF ALL PAYME
>NTS OR REIMBURSEMENTS TO SERVICER                                         0.00
>


>                                                       NUMBER OF LOANS OUTSTAN
>DING PRIOR TO DISTRIBUTION                                                   0
>

>                                                       NUMBER OF LOANS OUTSTAN
>DING AFTER DISTRIBUTION                                                  4,555
>


>
>                          Page 2 of 5                     (c) COPYRIGHT 1998 B
>

>                                                       Delta Funding Home Equi
>ty Loan Trust

>                                                       Asset-Backed Certificat
>es

>                                                         Series 1998-3


>                                                       Statement  To  Certific
>ateholders



>                                                        Distribution Date:
>  October 15, 1998



>                                                       GROUP I CERTIFICATE INF
>ORMATION (con't)


>                                                       THE AMOUNT OF LIQUIDATI
>ON LOAN LOSSES                                                            0.00
>

>                                                       LOAN LOSSES AS A PERCEN
>TAGE OF THE INITIAL COLLATERAL BALANCE                                 0.0000%
>

>                                                       CUMULATIVE NET LOSSES A
>S A PERCENTAGE OF THE INITIAL COLLATERAL BALANCE                       0.0000%
>


>                                                        CUMULATIVE LOSS EVENT
>                                                                          No
>

>                                                        THIS STATEMENT IS ALSO
>AVAILABLE ON BANKERS TRUST'S WEBSITE,  www.online.bankerstrust.com/invr

>                                                       WE BEGIN POSTING STATEM
>ENTS TO THE WEBSITE AT 7:00 P.M. EASTERN STANDARD TIME

>                                                       ON THE BUSINESS DAY BEF
>ORE EACH DISTRIBUTION DATE




>
>                          Page 3 of 5                     (c) COPYRIGHT 1998 B
>

>                                                       Delta Funding Home Equi
>ty Loan Trust

>                                                       Asset-Backed Certificat
>es

>                                                         Series 1998-3


>                                                       Statement  To  Certific
>ateholders



>                                                        Distribution Date:
>  October 15, 1998


>                                                        GROUP II
>                        30-59      60-89       91-119       120+

>                                                       DELINQUENT LOAN INFORMA
>TION                     DAYS       DAYS        DAYS       DAYS    FORECLOSURE
>

>                                                        PRINCIPAL BALANCE
>                      518,486.52  20,132.24        0.00        0.00       0.00
>

>                                                        NUMBER OF LOANS
>                               5           1           0          0          0
>

>                                                        PERCENTAGE OF LOANS
>                         1.7315%     0.0672%     0.0000%     0.0000%     N/A
>

>                                                        GROUP II

>                                                        REO LOAN INFORMATION

>                                                        PRINCIPAL BALANCE
>                                                                          0.00
>

>                                                        NUMBER OF LOANS
>                                                                             0
>

>                                                        PERCENTAGE OF LOANS
>                                                                           N/A
>




>                                                       GROUP II CERTIFICATE IN
>FORMATION


>                                                       AVAILABLE FUNDS FOR CER
>TIFICATE GROUP 2                                                    274,648.40
>


>                                                        SERVICING FEES
>                                                                      5,983.06
>

>                                                        PREMIUM AMOUNT
>                                                                      2,856.20
>


>                                                       CERTIFICATE GROUP BALAN
>CE AFTER DISTRIBUTION - Group 2                                  29,803,834.06
>


>                                                       THE AGGREGATE PRINCIPAL
> BALANCE OF THE MORTGAGE LOANS BEFORE DISTRIBUTION               30,000,000.00
>

>                                                       THE AGGREGATE PRINCIPAL
> BALANCE OF THE MORTGAGE LOANS AFTER DISTRIBUTION                29,943,782.22
>


>                                                       OVERCOLLATERALIZATION A
>MOUNT FOR DISTRIBUTION                                              139,948.16
>

>                                                       REQUIRED OVERCOLLATERIZ
>ATION AMOUNT FOR DISTRIBUTION                                      1,560,000.0
>


>                                                       HAS A TRIGGER EVENT OCC
>URRED?                                                                      No
>


>                                                       NUMBER OF MORTGAGE LOAN
>S THAT WERE SUBJECT TO PRINCIPAL PREPAYMENTS                                 2
>

>                                                       PRINCIPAL BALANCE OF MO
>RTGAGE LOANS SUBJECT TO PRINCIPAL PREPAYMENTS                        42,018.00
>


>                                                        AMOUNT OF CURTAILMENTS
>RECEIVED DURING DUE PERIOD                                                0.00
>


>                                                       THE PRINCIPAL PORTION O
>F ALL MONTHLY PAYMENTS RECEIVED DURING DUE PERIOD                    14,199.78
>

>                                                       THE INTEREST PORTION OF
> ALL MONTHLY PAYMENTS RECEIVED DURING DUE PERIOD                    121,356.95
>


>                                                       THE AMOUNT OF MONTHLY A
>DVANCES TO BE MADE ON DETERMINATION DATE                             90,109.53
>

>                                                       THE AMOUNT OF COMPENSAT
>ING INTEREST TO BE MADE ON DETERMINATION DATE                             0.00
>


>                                                       THE WEIGHTED AVERAGE RE
>MAINING TERM TO MATURITY                                                   357
>

>                                                       THE WEIGHTED AVERAGE LO
>AN RATE                                                               10.2895%
>


>                                                       THE AMOUNT OF ALL PAYME
>NTS OR REIMBURSEMENTS TO SERVICER                                         0.00
>


>                                                       NUMBER OF LOANS OUTSTAN
>DING PRIOR TO DISTRIBUTION                                                   0
>

>                                                       NUMBER OF LOANS OUTSTAN
>DING AFTER DISTRIBUTION                                                    284
>


>
>                          Page 4 of 5                     (c) COPYRIGHT 1998 B
>

>                                                       Delta Funding Home Equi
>ty Loan Trust

>                                                       Asset-Backed Certificat
>es

>                                                         Series 1998-3


>                                                       Statement  To  Certific
>ateholders



>                                                        Distribution Date:
>  October 15, 1998



>                                                       GROUP II CERTIFICATE IN
>FORMATION (con't)


>                                                       THE AMOUNT OF LIQUIDATI
>ON LOAN LOSSES                                                            0.00
>

>                                                       LOAN LOSSES AS A PERCEN
>TAGE OF THE INITIAL COLLATERAL BALANCE                                 0.0000%
>

>                                                       CUMULATIVE NET LOSSES A
>S A PERCENTAGE OF THE INITIAL COLLATERAL BALANCE                       0.0000%
>


>                                                        CUMULATIVE LOSS EVENT
>                                                                          No
>

>                                                        THIS STATEMENT IS ALSO
>AVAILABLE ON BANKERS TRUST'S WEBSITE,  www.online.bankerstrust.com/invr

>                                                       WE BEGIN POSTING STATEM
>ENTS TO THE WEBSITE AT 7:00 P.M. EASTERN STANDARD TIME

>                                                       ON THE BUSINESS DAY BEF
>ORE EACH DISTRIBUTION DATE

>
>                          Page 5 of 5                     (c) COPYRIGHT 1998 B
>

S

ankers Trust Company

ankers Trust Company

S

ankers Trust Company

ankers Trust Company




Delta Funding Home Equity Loan Trust
Asset-Backed Certificates
 Series 1998-3

Statement  To  Certificateholders

DISTRIBUTIONS IN DOLLARS
                                       PRIOR
>                                                CURRENT
                     ORIGINAL      PRINCIPAL
>                 REALIZED       DEFERRED      PRINCIPAL
     CLASS         FACE VALUE        BALANCE       INTEREST      PRINCIPAL
>     TOTAL         LOSSES       INTEREST        BALANCE

          A-1F 145,872,000.00 144,260,634.85     745,346.61   2,797,037.97   3,
>542,384.58           0.00           0.00 141,463,596.88
          A-2F  94,886,000.00  94,886,000.00     463,359.97           0.00
>463,359.97           0.00           0.00  94,886,000.00
          A-3F  58,921,000.00  58,921,000.00     292,640.97           0.00
>292,640.97           0.00           0.00  58,921,000.00
          A-4F  68,805,000.00  68,805,000.00     356,639.25           0.00
>356,639.25           0.00           0.00  68,805,000.00
          A-5F  32,016,000.00  32,016,000.00     171,018.80           0.00
>171,018.80           0.00           0.00  32,016,000.00
          A-6F  44,500,000.00  44,500,000.00     219,904.17           0.00
>219,904.17           0.00           0.00  44,500,000.00
          IOF* 113,104,000.00 113,104,000.00     565,520.00           0.00
>565,520.00           0.00           0.00 113,104,000.00
          A-1A  30,000,000.00  29,803,834.06     150,703.82     963,966.05   1,
>114,669.87           0.00           0.00  28,839,868.01
          BIO            0.00           0.00           0.00           0.00
>      0.00           0.00           0.00           0.00
          R-1            0.00           0.00           0.00           0.00
>      0.00           0.00           0.00           0.00
          R-2            0.00           0.00           0.00           0.00
>      0.00           0.00           0.00           0.00
          R-3            0.00           0.00           0.00           0.00
>      0.00           0.00           0.00           0.00









TOTALS         475,000,000.00 473,192,468.91   2,965,133.59   3,761,004.02   6,
>726,137.61           0.00           0.00 469,431,464.89

FACTOR INFORMATION PER $1000 OF ORIGINAL FACE
>                           PASS-THROUGH
                                       PRIOR
>                 CURRENT       RATES
                                   PRINCIPAL
>               PRINCIPAL
     CLASS          CUSIP            BALANCE       INTEREST      PRINCIPAL
>     TOTAL       BALANCE         CURRENT           NEXT

          A-1F 24763LEE6          988.953568       5.109593      19.174605
> 24.284198     969.778963       6.200000%      6.200000%
          A-2F 24763LEF3        1,000.000000       4.883333       0.000000
>  4.883333   1,000.000000       5.860000%      5.860000%
          A-3F 24763LEG1        1,000.000000       4.966667       0.000000
>  4.966667   1,000.000000       5.960000%      5.960000%
          A-4F 24763LEH9        1,000.000000       5.183333       0.000000
>  5.183333   1,000.000000       6.220000%      6.220000%
          A-5F 24763LEJ5        1,000.000000       5.341667       0.000000
>  5.341667   1,000.000000       6.410000%      6.410000%
          A-6F 24763LEK2        1,000.000000       4.941667       0.000000
>  4.941667   1,000.000000       5.930000%      5.930000%
          IOF* 24763LEL0        1,000.000000       5.000000       0.000000
>  5.000000   1,000.000000       6.000000%      6.000000%
          A-1A 24763LEM8          993.461135       5.023461      32.132202
> 37.155662     961.328934       5.688590%      5.688590%
          BIO  DF9803101            0.000000       0.000000       0.000000
>  0.000000       0.000000       0.000000%      5.557810%
          R-1  DF9803102            0.000000       0.000000       0.000000
>  0.000000       0.000000       0.000000%      0.000000%
          R-2       DF9803103       0.000000       0.000000       0.000000
>  0.000000       0.000000       0.000000%      0.000000%
          R-3       DF9803104       0.000000       0.000000       0.000000
>  0.000000       0.000000       0.000000%      0.000000%



     This statement is also available on Bankers Trust's website, online.banker >strust.com/invr.
     We begin posting statements to the website at 7:00 p.m. Eastern Standard T >ime on the business day before each distribution date.

     *  BALANCE REPRESENTS THE NOTIONAL BALANCE
SELLER:                       Delta Funding Corporation                    ADMI
>NISTRATOR:                Joyce Santiago
SERVICER:                     Delta Funding Corporation
>                          Bankers Trust Company
LEAD UNDERWRITER:             Lehman Brothers Asset-Backed Securities
>                           3 Park Plaza
 RECORD DATE:                 October 30, 1998
>                          Irvine, CA 92614
DISTRIBUTION DATE:            November 16, 1998
>        FACTOR INFORMATION(800) 735-7777
                                                                Page 1 of 5
>                            (c) COPYRIGHT 1998 Bankers Trust Company

>                                                       Delta Funding Home Equi
>ty Loan Trust

>                                                       Asset-Backed Certificat
>es

>                                                         Series 1998-3


>                                                       Statement  To  Certific
>ateholders



>                                                        Distribution Date:
>  November 16, 1998


>                                                        GROUP I
>                        30-59      60-89        90+

>                                                       DELINQUENT LOAN INFORMA
>TION                     DAYS       DAYS        DAYS               FORECLOSURE
>

>                                                        PRINCIPAL BALANCE
>                    9,805,340.73  2,119,934.54 730,808.47                 0.00
>

>                                                        NUMBER OF LOANS
>                             137          30           8                     0
>

>                                                        PERCENTAGE OF LOANS
>                         2.2193%     0.4798%     0.1654%                 N/A
>

>                                                        GROUP I

>                                                        REO LOAN INFORMATION

>                                                        PRINCIPAL BALANCE
>                                                                          0.00
>

>                                                        NUMBER OF LOANS
>                                                                             0
>

>                                                        PERCENTAGE OF LOANS
>                                                                         N/A
>



>                                                       GROUP I CERTIFICATE INF
>ORMATION


>                                                       AVAILABLE FUNDS FOR CER
>TIFICATE GROUP 1                                                   5,654,726.9
>


>                                                        SERVICING FEES
>                                                                    108,396.87
>

>                                                        PREMIUM AMOUNT
>                                                                     42,223.36
>


>                                                       CERTIFICATE GROUP BALAN
>CE AFTER DISTRIBUTION - Group 1                                 440,591,596.88
>



>                                                       THE AGGREGATE PRINCIPAL
> BALANCE OF THE MORTGAGE LOANS BEFORE DISTRIBUTION              443,941,511.88
>

>                                                       THE AGGREGATE PRINCIPAL
> BALANCE OF THE MORTGAGE LOANS AFTER DISTRIBUTION               443,823,253.97
>


>                                                       OVERCOLLATERALIZATION A
>MOUNT FOR DISTRIBUTION                                             1,231,657.0
>

>                                                       REQUIRED OVERCOLLATERAL
>IZATION AMOUNT FOR DISTRIBUTION                                  12,905,000.00
>


>                                                       HAS A TRIGGER EVENT OCC
>URRED?                                                                      No
>


>                                                       NUMBER OF MORTGAGE LOAN
>S THAT WERE SUBJECT TO PRINCIPAL PREPAYMENTS                                23
>

>                                                       PRINCIPAL BALANCE OF MO
>RTGAGE LOANS SUBJECT TO PRINCIPAL PREPAYMENTS                      1,798,459.1
>


>                                                        AMOUNT OF CURTAILMENTS
>RECEIVED DURING DUE PERIOD                                          (5,830.78)
>


>                                                       THE PRINCIPAL PORTION O
>F ALL MONTHLY PAYMENTS RECEIVED DURING DUE PERIOD                   323,157.81
>

>                                                       THE INTEREST PORTION OF
> ALL MONTHLY PAYMENTS RECEIVED DURING DUE PERIOD                   2,132,872.6
>


>                                                       THE AMOUNT OF MONTHLY A
>DVANCES TO BE MADE ON DETERMINATION DATE                           1,511,348.2
>

>                                                       THE AMOUNT OF COMPENSAT
>ING INTEREST TO BE MADE ON DETERMINATION DATE                         2,856.47
>


>                                                       THE WEIGHTED AVERAGE RE
>MAINING TERM TO MATURITY                                                   264
>

>                                                       THE WEIGHTED AVERAGE LO
>AN RATE                                                               10.1283%
>


>                                                       THE AMOUNT OF ALL PAYME
>NTS OR REIMBURSEMENTS TO SERVICER                                         0.00
>


>                                                       NUMBER OF LOANS OUTSTAN
>DING PRIOR TO DISTRIBUTION                                               4,555
>

>                                                       NUMBER OF LOANS OUTSTAN
>DING AFTER DISTRIBUTION                                                  5,381
>


>
>                          Page 2 of 5                     (c) COPYRIGHT 1998 B
>

>                                                       Delta Funding Home Equi
>ty Loan Trust

>                                                       Asset-Backed Certificat
>es

>                                                         Series 1998-3


>                                                       Statement  To  Certific
>ateholders



>                                                        Distribution Date:
>  November 16, 1998



>                                                       GROUP I CERTIFICATE INF
>ORMATION (con't)


>                                                       THE AMOUNT OF LIQUIDATI
>ON LOAN LOSSES                                                            0.00
>

>                                                       LOAN LOSSES AS A PERCEN
>TAGE OF THE INITIAL COLLATERAL BALANCE                                 0.0000%
>

>                                                       CUMULATIVE NET LOSSES A
>S A PERCENTAGE OF THE INITIAL COLLATERAL BALANCE                       0.0000%
>


>                                                        CUMULATIVE LOSS EVENT
>                                                                          No
>










































>
>                          Page 3 of 5                     (c) COPYRIGHT 1998 B
>

>                                                       Delta Funding Home Equi
>ty Loan Trust

>                                                       Asset-Backed Certificat
>es

>                                                         Series 1998-3


>                                                       Statement  To  Certific
>ateholders



>                                                        Distribution Date:
>  November 16, 1998


>                                                        GROUP II
>                        30-59      60-89        90+

>                                                       DELINQUENT LOAN INFORMA
>TION                     DAYS       DAYS        DAYS               FORECLOSURE
>

>                                                        PRINCIPAL BALANCE
>                    1,125,796.77  319,525.92   20,132.24                  0.00
>

>                                                        NUMBER OF LOANS
>                              14           3           1                     0
>

>                                                        PERCENTAGE OF LOANS
>                         3.8726%     1.0991%     0.0693%                 N/A
>

>                                                        GROUP II

>                                                        REO LOAN INFORMATION

>                                                        PRINCIPAL BALANCE
>                                                                          0.00
>

>                                                        NUMBER OF LOANS
>                                                                             0
>

>                                                        PERCENTAGE OF LOANS
>                                                                           N/A
>




>                                                       GROUP II CERTIFICATE IN
>FORMATION


>                                                       AVAILABLE FUNDS FOR CER
>TIFICATE GROUP 2                                                   1,117,503.5
>


>                                                        SERVICING FEES
>                                                                      6,547.27
>

>                                                        PREMIUM AMOUNT
>                                                                      2,763.82
>


>                                                       CERTIFICATE GROUP BALAN
>CE AFTER DISTRIBUTION - Group 2                                  28,839,868.02
>


>                                                       THE AGGREGATE PRINCIPAL
> BALANCE OF THE MORTGAGE LOANS BEFORE DISTRIBUTION               29,943,782.22
>

>                                                       THE AGGREGATE PRINCIPAL
> BALANCE OF THE MORTGAGE LOANS AFTER DISTRIBUTION                29,070,553.24
>


>                                                       OVERCOLLATERALIZATION A
>MOUNT FOR DISTRIBUTION                                              230,685.22
>

>                                                       REQUIRED OVERCOLLATERIZ
>ATION AMOUNT FOR DISTRIBUTION                                      1,560,000.0
>


>                                                       HAS A TRIGGER EVENT OCC
>URRED?                                                                      No
>


>                                                       NUMBER OF MORTGAGE LOAN
>S THAT WERE SUBJECT TO PRINCIPAL PREPAYMENTS                                 7
>

>                                                       PRINCIPAL BALANCE OF MO
>RTGAGE LOANS SUBJECT TO PRINCIPAL PREPAYMENTS                       857,522.29
>


>                                                        AMOUNT OF CURTAILMENTS
>RECEIVED DURING DUE PERIOD                                                0.00
>


>                                                       THE PRINCIPAL PORTION O
>F ALL MONTHLY PAYMENTS RECEIVED DURING DUE PERIOD                    12,589.96
>

>                                                       THE INTEREST PORTION OF
> ALL MONTHLY PAYMENTS RECEIVED DURING DUE PERIOD                    130,318.64
>


>                                                       THE AMOUNT OF MONTHLY A
>DVANCES TO BE MADE ON DETERMINATION DATE                            121,148.25
>

>                                                       THE AMOUNT OF COMPENSAT
>ING INTEREST TO BE MADE ON DETERMINATION DATE                             0.00
>


>                                                       THE WEIGHTED AVERAGE RE
>MAINING TERM TO MATURITY                                                   342
>

>                                                       THE WEIGHTED AVERAGE LO
>AN RATE                                                               10.3121%
>


>                                                       THE AMOUNT OF ALL PAYME
>NTS OR REIMBURSEMENTS TO SERVICER                                         0.00
>


>                                                       NUMBER OF LOANS OUTSTAN
>DING PRIOR TO DISTRIBUTION                                                 284
>

>                                                       NUMBER OF LOANS OUTSTAN
>DING AFTER DISTRIBUTION                                                    292
>


>
>                          Page 4 of 5                     (c) COPYRIGHT 1998 B
>

>                                                       Delta Funding Home Equi
>ty Loan Trust

>                                                       Asset-Backed Certificat
>es

>                                                         Series 1998-3


>                                                       Statement  To  Certific
>ateholders



>                                                        Distribution Date:
>  November 16, 1998



>                                                       GROUP II CERTIFICATE IN
>FORMATION (con't)


>                                                       THE AMOUNT OF LIQUIDATI
>ON LOAN LOSSES                                                            0.00
>

>                                                       LOAN LOSSES AS A PERCEN
>TAGE OF THE INITIAL COLLATERAL BALANCE                                 0.0000%
>

>                                                       CUMULATIVE NET LOSSES A
>S A PERCENTAGE OF THE INITIAL COLLATERAL BALANCE                       0.0000%
>


>                                                        CUMULATIVE LOSS EVENT
>                                                                          No
>










































>
>                          Page 5 of 5                     (c) COPYRIGHT 1998 B
>











































































S















































ankers Trust Company


























































ankers Trust Company










S















































ankers Trust Company


























































ankers Trust Company